Supplement Dated May 1, 2006 to Prospectus Dated May 1, 2006

              Lincoln Life Flexible Premium Variable Life Account S
                              Products: LCV4, LCV5

                   The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:
This supplement provides information about four additional funds offered under your policy.

A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.

Except as amended by this supplement, all information in your product prospectus applies.
                          ----------------------
The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

         Brandes International Equity Fund: Long-term capital appreciation. (Subadvised by Brandes Investment Partners LLC)

         Business Opportunity Value Fund: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)

         Frontier Capital Appreciation Fund: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)

         Turner Core Growth Fund: Long-term capital appreciation.
         (Subadvised by Turner Investment Partners)




M Supplement COLI 5/06